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                                                             EXHIBIT (h)(22)(b)

                        AMENDMENT NUMBER 1 TO AGREEMENT

   This AMENDMENT NO. 1 ("Amendment") executed as of ______, 2003 to the AGREEMENT (the "Administrative Services Agreement") dated as of February 1, 2000, as amended, among MORGAN STANLEY INVESTMENT MANAGEMENT INC. (formerly MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.), MILLER, ANDERSON & SHERRERD, LLP, (collectively, the "Advisers"), and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL").

   WHEREAS, the parties desire to amend the Administrative Services Agreement to add to Schedule Two of the Administrative Services Agreement the Contracts of the Company relating to the Platinum Investor PLUS Variable Life Insurance Policies ("Platinum Investor PLUS"), the Platinum Investor Survivor II Variable Life Insurance Policies ("Platinum Investor Survivor II"), the Platinum Investor III Variable Life Insurance Policies ("Platinum Investor III"), and the Platinum Investor IVA Immediate Variable Annuity Contracts ("Platinum Investor IVA").

   NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. Schedule Two to the Administrative Services Agreement, a revised copy of which is attached hereto, is hereby amended and restated to add Platinum Investor PLUS, Platinum Investor Survivor II, Platinum Investor III, and Platinum Investor IVA.

    2. Except as amended hereby the Administrative Services Agreement is hereby ratified and confirmed in all respects.

   IN WITNESS WHEREOF, the parties hereto execute this Amendment No. 1 as of the date first written above.

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK
on behalf of itself and each
of its Accounts named in Schedule
B to the Agreement, as amended
from time to time

By:
    -------------------------

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MORGAN STANLEY INVESTMENT MANAGEMENT INC.
(formerly Morgan Stanley Dean
Witter Investment Manager Inc.)

By:
    -------------------------


MILLER ANDERSON & SHERRERD, LLP

By:
    -------------------------

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                                 SCHEDULE TWO
                          VARIABLE LIFE INSURANCE AND
                        ANNUITY CONTRACTS COVERED UNDER
                        AGREEMENT (as of ______, 2003)

 Name of Separate Account and           Form Numbers and Names of
 Date Established by Board of Directors Contracts Funded by Separate Account
 -------------------------------------- ------------------------------------

 The United States Life Insurance       Contract Form No.:
 Company in the City of New York        98033
 Separate Account: USL VA-R             Generations Combination Fixed and
 Established: August 8, 1997            Variable Annuity Contract

                                        Contract Form No.:
                                        ______N
                                        Name of Contract:
                                        Platinum Investor Immediate Variable
                                        Annuity Contract

 The United States Life Insurance       Contract Form No.:
 Company in the City of New York        97600N
 Separate Account: USL VL-R             Name of Contract:
 Established: August 8, 1997            Platinum Investor Flexible Payment
                                        Variable Life Insurance Policy

                                        Contract Form No.:
                                        99206N
                                        Name of Contract:
                                        Platinum Investor Survivor Flexible
                                        Premium Variable Life Insurance Policy

                                        Contract Form No.:
                                        02600N
                                        Name of Contract:
                                        Platinum Investor PLUS
                                        Variable Life Insurance Policy

                                        Contract Form No.:
                                        01206N
                                        Name of Contract:
                                        Platinum Investor Survivor II
                                        Variable Life Insurance Policy

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                                                  Contract Form No.:
                                                  00600N
                                                  Name of Contract:
                                                  Platinum Investor III
                                                  Variable Life Insurance Policy